UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                          FORM 8-K


                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

  Date of report (Date of earliest event reported):
				May 9, 2006

                      JOHNSON & JOHNSON
   (Exact name of registrant as specified in its charter)

     New Jersey             1-3215        22-1024240
(State or Other Juris-   (Commission    (IRS Employer
diction of Incorporation) File Number) Identification No.)


One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
     (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
                     732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule
     13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))




Item 8.01.  Other Events.

     On May 9, ETHICON, Inc., a wholly owned subsidiary of Johnson & Johnson, announced the completion of the acquisition of Vascular Control Systems, Inc., a privately held company focused on developing medical devices to treat fibroids and to control bleeding in obstetric and gynecologic applications. Terms of the transaction were not disclosed. Johnson & Johnson will incur a one-time, after-tax charge of approximately $90 million or $.03 per share, reflecting the write-off of in-process research and development charges.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)




Date:  May 17, 2006           By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer